                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                           DATE OF REPORT: MAY 8, 2003



                       VALUE CITY DEPARTMENT STORES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




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
Ohio                                                 1-10767                                      31-1322832
------------                                -------------------------                      ------------------------
(STATE OR OTHER                               (COMMISSION FILE NO.)                            (IRS EMPLOYER
JURISDICTION OF                                                                                IDENTIFICATION
NUMBER)
INCORPORATION OR
ORGANIZATION)
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                              3241 Westerville Road
                              Columbus, Ohio 43224
                                 (614) 471-4722
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)





                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         (c)      EXHIBITS.
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
         Exhibit No.                                          Description

         99                         Value City Department Stores, Inc. press release dated May 8, 2003.
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ITEM 9.  REGULATION FD DISCLOSURE

         On May 8, 2003, Value City Department Stores, Inc. (the "Company") issued a press release announcing the Company's sales for the month and thirteen weeks ended May 3, 2003. A copy of the Company's press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference. The information contained in this report on Form 8-K is being furnished pursuant to
Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VALUE CITY DEPARTMENT STORES, INC.


Date:    May 12, 2003         By:   /s/ James A. McGrady
                                 ----------------------------------------------
                                    James A. McGrady, Executive Vice President
                                    and Chief Financial Officer


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                                  EXHIBIT INDEX


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
         Exhibit No.                                          Description

                  99                        Value City Department Stores, Inc. press release dated May 8, 2003.
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